Steben Managed Futures Strategy Fund

Supplement dated June 28, 2019

to the Summary Prospectus dated July 30, 2018

Steben & Company, Inc. has modified the membership of its Investment Committee. Accordingly, the following section of the Summary Prospectus is modified as follows.

The “Portfolio Managers of Investment Adviser” table on page 8 of the Summary Prospectus is restated as follows:

Portfolio Managers of Investment Adviser

Kenneth E. Steben Investment Committee Member	Since Fund Inception (2014)
John Dolfin Investment Committee Member	Since Fund Inception (2014)
Carl Serger Investment Committee Member	Since 2019

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INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH

THE SUMMARY PROSPECTUS FOR FUTURE REFERENCE